                                                                     EXHIBIT 4.4

                     [LETTERHEAD OF SHEPHERD & WEDDERBURN]

                        SCOTTISH POWER GENERATION LIMITED
                          CONFORMED GENERATION LICENCE

1. This conformed electricity generation licence has been produced by Shepherd & Wedderburn from materials supplied by ScottishPower. It is intended for use by ScottishPower personnel as a convenient reference tool, but is not a substitute for the definitive texts from which it has been produced.

2. The conformed licence is intended to consolidate (a) the provisions of annexe 1 to the licensing scheme made by the Secretary of State on 28 September 2001 in relation to Scottish Power UK plc and Manweb plc (the "scheme") and (b) the standard conditions for electricity generation licences determined by the Secretary of State on 27 September 2001 as brought into effect in relation to Scottish Power Generation Limited by the scheme.

3. Those standard conditions which, in accordance with Part II of the licence, are not in effect have been included in this document for completeness, but are shown in italics.

4. The consolidated standard conditions set out in this document record, using strike-through and/or underline, the effects of any amendments which have been made to the standard conditions in accordance with Part III of the licence.

                                    CONTENTS

                                   PRELIMINARY
                                   -----------
PART I - TERMS OF THE LICENCE                                                            3

PART II.  THE STANDARD CONDITIONS                                                        5

PART III.  AMENDED STANDARD CONDITIONS                                                   6

                        CONSOLIDATED STANDARD CONDITIONS
                        --------------------------------

SECTION A:  INTERPRETATION, APPLICATION AND PAYMENTS                                     7

1.           Definitions and Interpretation                                              7

2.           Application of Section C  (Supplementary Conditions for Scotland)          22

3.           Application of Section D (Supplementary Conditions
             for Nuclear Generators)                                                    24

4.           Payments by the Licensee to the Authority                                  26

SECTION B:  GENERAL                                                                     28

5.           Compliance with Grid Codes                                                 28

6.           Compliance with Distribution Codes                                         29

7.           Security Arrangements                                                      30

8.           Pooling and Settlement Agreement Run-Off                                   31

9.           Balancing and Settlement Code and Neta Implementation                      32

10.          Change Co-ordination for NETA                                              36

11.          Ancillary Services                                                         37

12.          Change Co-ordination for the Utilities Act 2000                            38

13.          Provision of Information to the Authority                                  40

14.          Compulsory Acquisition of Land etc                                         42

15.          Other Powers etc                                                           44

16.          Regulatory Accounts                                                        47

16A.         Change of Financial Year                                                   53

17.         Prohibition of Discrimination in Selling Electricity                 55

17A.        Prohibition of Cross-subsidies                                       59

18.         Generating Unit Availability                                         62

19.         Compliance with CUSC                                                 69

SECTION C:  Supplementary Standard Conditions for Scotland                       72

C1.         Definitions                                                          72

C2.         Compliance with Trading Code                                         73

C3.         Security Arrangements (Scotland)                                     74

C4.         Compliance with Settlement Agreement for Scotland                    75

SECTION D:  Supplementary Standard Conditions
            for Nuclear Generators                                               76

D1.         Definitions                                                          76

D2          Consultation with the Nuclear Installations Inspectorate             78

D3.         Compulsory Acquisition of Land etc                                   79

D4.         Other Powers etc                                                     80

D5.         Ancillary Services                                                   81

                        SPECIAL CONDITIONS AND SCHEDULES
                        --------------------------------

PART IV.  SPECIAL CONDITIONS                                                     82

A:          Interpretation                                                       82

B:          Submission of certain agreements                                     83

SCHEDULE 1 - SPECIFIED AREA                                                      86

SCHEDULE 2 - Revocation                                                          87

                                   PRELIMINARY

                                     PART I

                              TERMS OF THE LICENCE

1. This licence, treated as granted under section 6(1)(a) of the Electricity Act 1989 ("the Act"), authorises Scottish Power Generation Limited (a company registered in Scotland under number SC189124) ("the licensee") whose registered office is situated at 1 Atlantic Quay, Robertson Street, Glasgow G2 8SP, to generate electricity for the purpose of giving a supply to any premises in the area specified in Schedule 1 or enabling a supply to be so given during the period specified in paragraph 3 below, subject to -

     (a) the standard conditions of electricity generation licences referred to in -

           (i) paragraph 1 of Part II below which shall have effect in the licence; and

           (ii) paragraph 2 of Part II below which shall have effect in the licence only in accordance with the provisions of the standard conditions,

           in each case, subject to such amendments (if any) as are set out in
           Part III below (together "the conditions");

     (b) the special conditions, if any, set out in Part IV below ("the Special Conditions");

     (c) such Schedules hereto, if any, as may be referenced in the conditions, the Special Conditions or the terms of the licence.

2. This licence is subject to transfer, modification or amendment in accordance with the provisions of the Act, the Special Conditions or the conditions.

3. This licence, unless revoked in accordance with the terms of Schedule 2, shall continue until determined by not less than 25 years' notice in writing given by the Authority to the licensee.

4. The provisions of section 109(1) of the Act (Service of documents) shall have effect as if set out herein and as if for the words "this Act" there were substituted the words "this licence".

5. Without prejudice to sections 11 and 23(1) of the Interpretation Act 1978, Parts I to IV inclusive of, and the Schedules to, this licence shall be interpreted and construed in like manner as an Act of Parliament passed after the commencement of the Interpretation Act 1978.

6. References in this licence to a provision of any enactment where, after the date of this licence -

     (a) the enactment has been replaced or supplemented by another enactment, and

     (b) such enactment incorporates a corresponding provision in relation to fundamentally the same subject matter, shall be construed, so far as the context permits, as including a reference to the corresponding provision of that other enactment.

Pursuant to a licensing scheme made by the Secretary of State under Part II of
Schedule 7 to the Utilities Act 2000 on 28/th/ September 2001 this licence was made and is treated as granted under section 6(1)(a) of the Electricity Act 1989.

                        PART II. THE STANDARD CONDITIONS

1.   Standard conditions in effect in this licence

--------------------------------------------------------------------------------

Section A                Section B                   Section C
--------------------------------------------------------------------------------

Standard condition 1     Standard condition 5        Standard condition C1
--------------------------------------------------------------------------------

Standard condition 2     Standard condition 6        Standard condition C2
--------------------------------------------------------------------------------

Standard condition 3     Standard condition 7        Standard condition C3
--------------------------------------------------------------------------------

Standard condition 4     Standard condition 8        Standard condition C4
--------------------------------------------------------------------------------

                         Standard condition 9
--------------------------------------------------------------------------------

                         Standard condition 10
--------------------------------------------------------------------------------

                         Standard condition 11
--------------------------------------------------------------------------------

                         Standard condition 12
--------------------------------------------------------------------------------

                         Standard condition 13
--------------------------------------------------------------------------------

                         Standard condition 14
--------------------------------------------------------------------------------

                         Standard condition 15
--------------------------------------------------------------------------------

                         Standard condition 16
--------------------------------------------------------------------------------

                         Standard condition 16A

--------------------------------------------------------------------------------

                         Standard condition 17A

--------------------------------------------------------------------------------

                         Standard condition 19
--------------------------------------------------------------------------------

2.   Standard conditions not in effect in this licence

 --------------------------------------------------------

 Section B                   Section D
 --------------------------------------------------------

 Standard condition 17       Standard condition D1
 --------------------------------------------------------

 Standard condition 18       Standard condition D2
 --------------------------------------------------------

                             Standard condition D3
 --------------------------------------------------------

                             Standard condition D4
 --------------------------------------------------------

                             Standard condition D5
 --------------------------------------------------------

Note: A copy of the current standard conditions of electricity generation licences can be inspected at the principal office of the Authority. The above lists are correct at the date of this licence but may be changed by subsequent amendments or modifications to the licence. The authoritative up-to-date version of this licence is available for public inspection at the principal office of the Authority.

                      PART III. AMENDED STANDARD CONDITIONS

1. Standard condition 1 (Definitions and Interpretation) shall be amended by the addition of the following text as an additional definition:-



     ""bulk supply point"    means any point at which electricity is delivered
                             from a transmission system to any distribution system."

2. Standard condition 17A (Prohibition of Cross Subsidies) shall be amended by the addition of the following text as a new paragraph 13 of that condition:

     "Nothing which the licensee is obliged to do or not to do pursuant to this licence or any other document which grants a licence to the licensee under the Act, shall be regarded as a cross-subsidy for the purposes of this condition."

                        CONSOLIDATED STANDARD CONDITIONS

SECTION A.  INTERPRETATION, APPLICATION AND PAYMENTS

Condition 1.  Definitions and Interpretation

1.   In the standard conditions unless the context otherwise requires:

     the "Act"                              means the Electricity Act 1989.

     "affiliate"                            in relation to any person means any
                                            holding company of such person, any
                                            subsidiary of such person or any
                                            subsidiary of a holding company of
                                            such person, in each case within the
                                            meaning of sections 736, 736A and
                                            736B of the Companies Act 1985.


     "alternative accounting rules"         for the purposes of standard
                                            condition 16 (Regulatory Accounts)
                                            only, has the meaning given in that
                                            condition.

     "ancillary services"                   means:

                                            (a)   such services as the licensee
                                                  may be required to have
                                                  available in association with
                                                  any generation set pursuant to
                                                  any Grid Codes; and

                                            (b)   such services as the licensee
                                                  may have agreed to have
                                                  available in association with
                                                  any generation set pursuant to
                                                  any agreement made with a
                                                  transmission company, and
                                                  which may be offered for sale
                                                  to a transmission company for
                                                  the purpose of
                                                securing stability of operation
                                                on a transmission system and/or
                                                a distribution system of any
                                                authorised electricity operator.

         "auditors"                             means the licensee's auditors
                                                for the time being holding
                                                office in accordance with the
                                                requirements ofthe Companies Act
                                                1985.

         "authorised"                           in relation to any business or
                                                activity means authorised by
                                                licence granted or treated as
                                                grantedunder section 6 or
                                                exemption granted under section
                                                5 of the Act.

         "authorised activities"                for the purposes of standard
                                                condition 15 (Other Powers etc)
                                                only, has the meaning given in
                                                that condition.

         "authorised electricity operator"      means any person (other than the
                                                licensee) who is authorised to
                                                generate, transmit, distribute
                                                or supply electricity and, for
                                                the purposes of the standard
                                                conditions shall include any
                                                person who has made an
                                                application to be so authorised
                                                which application has not been
                                                refused and any person lawfully
                                                transferring electricity to or
                                                from or across Great Britain or
                                                any part thereof or to or from
                                                across an interconnector or
                                                Scottish interconnection (or who
                                                has made application for use of
                                                an interconnector or Scottish
                                                interconnection which has not
                                                been refused).

         "the Authority"                    means the Gas and Electricity
                                            Markets Authority established under
                                            section 1 of the Utilities Act 2000.

         "BSC" for the purposes of Section B only, has the meaning given in standard condition 9 (Balancing and
                                            Settlement Code and NETA
                                            implementation)

         "BSC Framework Agreement"          for the purposes of standard
                                            condition 9 (Balancing and
                                            Settlement Code and NETA
                                            implementation) only, has the
                                            meaning given in that condition.

         "bilateral agreement"              for the purposes of standard
                                            condition 19 (Compliance with CUSC)
                                            only, has the meaning given in that
                                            condition.

         "bulk supply point"                Means any point at which electricity
                                            is delivered from a transmission
                                            system to any distribution system.

         "construction agreement"           for the purposes of standard
                                            condition 19 (Compliance with CUSC)
                                            only, has the meaning given in that
                                            condition.

         "Consumer Council"                 means the Gas and Electricity
                                            Consumer Council established by
                                            section 2 of the Utilities Act 2000.

         "core industry documents"          for the purposes of standard
                                            conditions 9 (Balancing and
                                            Settlement Code and NETA
                                            Implementation) and 10 (Change
                                            Co-ordination for NETA) only, has
                                            the meaning given in standard
                                            condition 9; and for the purposes of
                                            standard condition 19 (Compliance
                                            with CUSC) only, has the meaning
                                            given in that condition.

         "current costs assets"             for the purposes of standard
                                            condition 16 (Regulatory Accounts)
                                            only, has the meaning given in that
                                            condition.

         "CUSC" for the purposes of standard condition 19 (Compliance with CUSC) only, has the meaning given in that condition.

         "CUSC Framework Agreement"         for the purposes of standard
                                            condition 19 (Compliance with CUSC)
                                            only, has the meaning given in that
                                            condition.

         "customer"                         means any person supplied or
                                            requiring to be supplied with
                                            electricity at any premises in Great
                                            Britain but shall not include any
                                            authorised electricity operator in
                                            its capacity as such.

         "Distribution Code"                means a Distribution Code required
                                            to be prepared by a licensed
                                            distributor pursuant to standard
                                            condition 9 (Distribution Code) of a
                                            distribution licence and approved by
                                            the Authority and revised from time
                                            to time with the approval of the
                                            Authority.

         "distribution licence"             means a distribution licence granted
                                            or treated as granted under section
                                            6 (1) (c) of the Act.

         "distribution system"              means the system consisting (wholly
                                            or mainly) of electric lines owned
                                            or operated by an authorised
                                            distributor and used for the
                                            distribution of electricity from
                                            grid supply points
                                            or generation sets or other entry
                                            points (and bulk supply points in
                                            Scotland) to the point of delivery
                                            to customers or authorised
                                            electricity operators or any
                                            transmission company within Great
                                            Britain in its capacity as operator
                                            of a transmission system and
                                            includes any remote transmission
                                            assets (owned by a transmission
                                            licensee within England and Wales)
                                            operated by such distributor and any
                                            electrical plant, meters and
                                            metering equipment owned or operated
                                            by such distributor in connection
                                            with the distribution of
                                            electricity, but shall not include
                                            any part of a transmission system.

         "effective time"                   for the purposes of standard
                                            condition 8 (Pooling and Settlement
                                            Agreement Run-Off) and standard
                                            condition 9 (Balancing and
                                            Settlement Code and NETA
                                            Implementation) only, has the
                                            meaning given in standard condition
                                            8 (Pooling and Settlement Agreement
                                            Run-Off).

         "electricity supplier"             means any person authorised to
                                            supply electricity.

         "estimated costs"                  for the purposes of standard
                                            condition 4 (Payments by the
                                            Licensee to the Authority) only, has
                                            the meaning given in that condition.

         "extension"                        shall be construed in accordance
                                            with standard condition 14
                                            (Compulsory Acquisition of Land
                                            etc).

         "financial year"                   means subject to standard condition
                                            16A (Change of Financial Year)
                                            (where applicable) a period of 12
                                            months beginning on 1/st/ April of
                                            each year and ending on 31/st/ March
                                            of the following calendar year.

         "Fuel Security Code"               for the purposes of Section B only,
                                            has the meaning given in standard
                                            condition 7 (Security Arrangements).

         "generating station"               shall be construed in accordance
                                            with standard condition 14
                                            (Compulsory Acquisition of Land
                                            etc).

         "generation business"              means the authorised business of the
                                            licensee or any affiliate or related
                                            undertaking of the licensee in the
                                            generation of electricity and the
                                            provision of ancillary services.

         "generation licence"               means a generation licence granted
                                            or treated as granted under section
                                            6(1)(a) of the Act.

         "generation set"                   means any plant or apparatus for the
                                            production of electricity and shall
                                            where appropriate include a
                                            generating station comprising more
                                            than one generation set.

         "generating unit"                  for the purposes of standard
                                            condition 18 (Generating Unit
                                            Availability) only, has the meaning
                                            given in that condition.

         "Grid Code"                        means the grid code which each
                                            transmission company is required to
                                            prepare and have approved by the
                                            Authority as from time to time
                                   revised with the approval of the Authority.

         "grid supply point"       means any point at which electricity is
                                   delivered from a transmission system to any distribution system.

         "the handbook"            for the purposes of standard condition 16
                                   (Regulatory Accounts) only, has the meaning given in that condition.

         "holding company"         means a holding company within the meaning of
                                   sections 736, 736A and 736B of the Companies
                                   Act 1985.

         "information"             shall include any documents, accounts,
                                   estimates, returns or reports, records and any data in verbal, written or electronic form and information in any form or medium whatsoever.

         "interconnector"          means the electric lines and electrical plant
                                   and meters owned or operated by a
                                   transmission company solely for the transfer of electricity to or from a transmission system into or out of England and Wales.

         "interconnection"         means:

                                   the 275 kV and 400 kV circuits between and including the associated switchgear at Harker sub-station in Cumbria and the associated switchgear at Strathaven sub-station in Lanarkshire;

                                   the 275kV transmission circuit between and including the associated switchgear at Cockenzie in East Lothian and the associated switchgear at Stella in Tyne and Wear; and


                                   the 400kV transmission circuit between and including the associated switchgear at Torness in East Lothian and the associated switchgear at Stella in Tyne and Wear all as existing at the date on which the transmission licence comes into force as from time to time maintained, repaired or renewed, together with any alteration, modification or addition (other than maintenance, repair or renewal) which is primarily designed to effect a permanent increase in one or more particular interconnection capacities as they exist immediately prior to such alteration, modification or addition and as from time to time maintained, repaired or renewed; and


                                   the 132kV transmission circuit between and including (and directly connecting) the associated switchgear at Chapelcross and the associated switchgear at Harker sub-station in Cumbria; and


                                   the 132kV transmission circuit between and including (and connecting, via Junction V) the associated switchgear at Chapelcross and the associated switchgear at Harker sub-station in Cumbria all as existing at the date on which the
                                             transmission licence comes into
                                             force and as from time to time
                                             maintained, repaired or renewed.

         "licensed distributor"              means any holder of a distribution
                                             licence.

         "participating interest"            has the meaning given by section
                                             260 of the Companies Act 1985, as
                                             amended by section 22 of the
                                             Companies Act 1989.

         "planned availability period"       for the purposes of standard
                                             condition 18 (Generating Unit
                                             Availability) only, has the
                                             meaning given in that condition.

         "Pooling and                        means the agreement of that title
         Settlement Agreement"               approved  by the Secretary of
                                             State as from time to time amended.

         "related undertaking"               in relation to any person means
                                             any undertaking in which such
                                             person has a participating
                                             interest.

         "relevant proportion"               for the purposes of standard
                                             condition 4 (Payments by the
                                             Licensee to the Authority) only,
                                             has the meaning given in that
                                             condition.

         "relevant year"                     for the purposes of standard
                                             condition 4 (Payments by the
                                             Licensee to the Authority) only,
                                             has the meaning given in that
                                             condition.

         "remote transmission assets"        means any electric lines,
                                             electrical plant or meters in
                                             England and Wales owned by a
                                             transmission company (the "owner
                                             transmission
                                             company") which


                                             (a)    are embedded in a
                                                    distribution system of any
                                                    authorised distributor, and
                                                    are not directly connected
                                                    by lines or plant owned by
                                                    the owner transmission
                                                    company to a sub-station
                                                    owned by the owner
                                                    transmission company; and


                                             (b)    are by agreement between the
                                                    owner transmission company
                                                    and such authorised
                                                    distributor operated under
                                                    the direction and control of
                                                    such authorised distributor.


         "run-off"                           for the purposes of standard
                                             condition 8 (Pooling and Settlement
                                             Agreement Run-Off) only, has the
                                             meaning given in that condition.

         "Scottish interconnection"          means such part of the
                                             interconnection as is situated in
                                             Scotland.

         "separate business"                 means each and any of


                                             (a)    the generation business of
                                                    the licensee;


                                             (b)    the supply business of the
                                                    licensee;


                                             (c)    any distribution business of
                                                    an affiliate or related
                                                    undertaking of the licensee;
                                                    and


                                             (d)    any transmission business of
                                                    an affiliate or related
                                                    undertaking of the licensee
                                           taken separately from one another
                                           (but so that where all or any part of
                                           such business is carried on by an
                                           affiliate or related undertaking of
                                           the licensee, such part of the
                                           business as is carried on by that
                                           affiliate or related undertaking
                                           shall be consolidated with any such
                                           other business of the licensee and of
                                           any other affiliate or related
                                           undertaking of the licensee so as to
                                           form a single separate business).

         "statutory accounts"              means the accounts that the licensee
                                           prepares under the Companies Act 1985
                                           (as amended by the Companies Act
                                           1989).

         "subsidiary"                      has the meaning given in sections
                                           736, 736A and 736B of the Companies
                                           Act 1985.

         "supply licence"                  means a supply licence granted or
                                           treated as granted under section
                                           6(1)(d) of the Act.

         "terms" means the terms contained in Part I of this licence and in any provisions in a Schedule referred to in such terms.

         "transmission company"            means the holder for the time being
                                           of a transmission licence.

         "transmission licence"            means a transmission licence granted
                                           or treated as granted under section
                                           6(1)(b) of the Act.

         "transmission system"             means a system consisting (wholly or
                                           mainly) of high voltage electric
                                           lines owned or operated by the holder
                                           of a transmission licence in its
                                           authorised area and used for the
                                           transmission of
                                       electricity from one generating station
                                       to a sub-station or to another generating station or between sub-stations or to or from any interconnector or Scottish interconnection in question and in relation to Scotland including any interconnector and Scottish interconnection, and includes any electrical plant and meters owned or operated by such transmission company in connection with the transmission of electricity but shall not include any remote transmission assets.

         "undertaking"                 has the meaning given by section 259 of
                                       the Companies Act 1985 as amended by
                                       section 22 of the Companies Act 1989.

     2. Any words or expressions used in the Utilities Act 2000 or Part I of the Act shall, unless the contrary intention appears, have the same meaning when used in the standard conditions.

     3. Except where the context otherwise requires, any reference to a numbered standard condition (with or without a letter) or Schedule is a reference to the standard condition or Schedule (with or without a letter) bearing that number in this licence, and any reference to a numbered paragraph (with or without a letter) is a reference to the paragraph bearing that number in the standard condition or Schedule in which the reference occurs, and reference to a Section is a reference to that Section in these standard conditions.

     4. These standard conditions shall have effect as if in relation to references to a licence holder who is a natural person, the words "it", "its" and "which" there are substituted the words "he", "him", "his" and "whom", and cognate expressions shall be construed accordingly.

     5. Except where the context otherwise requires, a reference in a standard condition to a paragraph is a reference to a paragraph of that condition and a reference in a paragraph to a sub-paragraph is a reference to a sub-paragraph of that paragraph.

     6.   Any reference in these standard conditions to:


          (a)  a provision thereof;

          (b) a provision of the standard conditions of electricity supply licences, or

          (c) a provision of the standard conditions of electricity distribution licences, or

          (d) a provision of the standard conditions of electricity transmission licences,

          shall, if these standard conditions or the standard conditions in question come to be modified, be construed, so far as the context permits, as a reference to the corresponding provision of these standard conditions or the other standard conditions in question as modified.

     7. In construing the standard conditions, the heading or title of any standard condition or paragraph shall be disregarded.

     8. Any reference in a standard condition to the purposes of that condition generally is a reference to the purposes of that condition as incorporated in this licence and as incorporated in each other licence under section 6(1)(a) of the Act (whenever granted) which incorporates it.

     9. Where any obligation under in or pursuant to the licence is required to be performed by a specified date or within a specified period, and where the licensee has failed so to perform by such date or within such period, such obligation shall continue to be binding and enforceable after the specified date or after the expiry of the specified period (but without prejudice to all rights and remedies available against the licensee by reason of the licensee's failure to perform by that date or within that period).

10. Anything required by or under these standard conditions to be done in writing may be done by facsimile transmission of the instrument in question or by other electronic means and, in such case:

         (a) the original instrument or other confirmation in writing shall be delivered or sent by pre-paid first-class post as soon as is reasonably practicable, and

         (b) where the means of transmission had been agreed in advance between the parties concerned, in the absence of and pending such confirmation, there shall be a rebuttable presumption that what was received duly represented the original instrument.

11. The definitions referred to in this condition may include some definitions which are not used or not used exclusively in Sections A and B (which Sections are incorporated in all generation licences).
         Where:

         (a) any definition is not used in Sections A and B, that definition shall, for the purposes of this licence, be treated:

             (i) as part of the standard condition or conditions (and the Section) in which it is used;

             (ii) as not having effect in the licence until such time as the standard condition in which the definition is used has effect within the licence in pursuance of standard condition 2 (Application of Section C (Supplementary Conditions for Scotland)) or standard condition 3 (Application of Section D (Supplementary Conditions for Nuclear Generators));

             (iii) as not having effect in the licence until such time as the standard condition in which the definition is used has effect within the licence in pursuance of that standard condition;

         (b) any definition which is used in Sections A and B is also used in one or more other Sections:

               (i) that definition shall only be modifiable in accordance with the modification process applicable to each of the standard conditions in which it is used; and

               (ii) if any such standard condition is modified so as to omit that definition, then the reference to that definition in this condition shall automatically cease to have effect.

Condition 2. Application of Section C (Supplementary Conditions for Scotland)

1. Where the Secretary of State provides, by a scheme made under Schedule 7 to the Utilities Act 2000, for Section C (in whole or in part) to have effect within this licence:

     (a) paragraphs 4 to 8 shall cease to be suspended and shall have effect in the licensee's licence; and

     (b) the licensee shall be obliged to comply with the requirements of Section C (in whole or, as the case may be, in part) of this licence,

     from the date the said scheme takes effect.

2.   Until -

     (a) the Secretary of State provides, by a scheme made under Schedule 7 to the Utilities Act 2000, for Section C (in whole or in part) to have effect within this licence; or

     (b) the Authority has issued to the licensee a direction pursuant to paragraph 4,

     the standard conditions in Section C (in whole or, as the case may be, in part) shall not have effect within this licence; and the licensee shall not be obliged to comply with any of the requirements of Section C (in whole or, as the case may be, in part) of this licence.

3. Except where paragraph 1 applies to the licensee, paragraphs 4 to 8 of this condition shall be suspended and shall have no effect in this licence until such time as the Authority issues to the licensee a notice in writing ending the suspension and providing for those paragraphs to have effect in this licence with effect from the date specified in the notice.

4. The Authority may issue a direction (a "Section C Direction"). Where the Authority has issued to the licensee a Section C Direction the standard conditions in Section C (in whole or, as the case may be, in part) shall have effect within this licence from the date specified in the direction; and the licensee shall be obliged to comply with the requirements of

       Section C (in whole or, as the case may be, in part) to the extent and subject to the terms specified in such direction.

5. A Section C Direction may specify that the standard conditions in Section C (in whole or in part) have effect in this licence.

6.     The Authority may, with the consent of the licensee:

       (a) vary the terms (as set out in the Section C Direction or elsewhere) under which Section C (or part or parts thereof) has effect in this licence; or

       (b) provide for Section C (or part or parts thereof) to cease to have effect in this licence.

7. The variation or cessation provided for in paragraph 6 shall take effect from the date specified in the variation or cessation notice given to the licensee by the Authority.

8. With effect from the date of cessation referred to in paragraph 7, paragraphs 4 to 7 of this condition shall be suspended and shall cease to have effect in this licence, but the Authority may at any time thereafter give to the licensee a notice ending the suspension and providing for those paragraphs to have effect again in this licence with effect from the date specified in the notice.

Condition 3. Application of Section D (Supplementary Conditions for Nuclear Generators)

1. Where the Secretary of State provides, by a scheme made under Schedule 7 to the Utilities Act 2000, for Section D (in whole or in part) to have effect within this licence:

       (a) paragraphs 4 to 8 shall cease to be suspended and shall have effect in the licensee's licence; and

       (b) the licensee shall be obliged to comply with the requirements of Section D (in whole or, as the case may be, in part) of this licence,

       from the date the said scheme takes effect.


2.     Until -


       (a) the Secretary of State provides, by a scheme made under Schedule 7 to the Utilities Act 2000, for Section D (in whole or in part) to have effect within this licence; or

       (b) the Authority has issued to the licensee a direction pursuant to paragraph 4,

       the standard conditions in Section D (in whole or, as the case may be, in part) shall not have effect within this licence; and the licensee shall not be obliged to comply with any of the requirements of Section D (in whole or, as the case may be, in part) of this licence.

3. Except where paragraph 1 applies to the licensee, paragraphs 4 to 8 of this condition shall be suspended and shall have no effect in this licence until such time as the Authority issues to the licensee a notice in writing ending the suspension and providing for those paragraphs to have effect in this licence with effect from the date specified in the notice.

4. The Authority may issue a direction (a "Section D Direction"). Where the Authority has issued to the licensee a Section D Direction the standard conditions in Section D (in whole or, as the case may be, in part) shall have effect within this licence from the date specified in the direction; and the licensee shall be obliged to comply with the requirements of

       Section D (in whole or, as the case may be, in part) to the extent and subject to the terms specified in such direction.

5. A Section D Direction may specify that the conditions in Section D (in whole or in part) are to have effect in this licence.


6.     The Authority may, with the consent of the licensee:

       (a) vary the terms (as set out in the Section D Direction or elsewhere) under which Section D (or part or parts thereof) has effect in this licence; or

       (b) provide for Section D (or part or parts thereof) to cease to have effect in this licence.

7 The variation or cessation provided for in paragraph 6 shall take effect from the date specified in the variation or cessation notice given to the licensee by the Authority.

8 With effect from the date of cessation referred to in paragraph 7, paragraphs 4 to 7 of this condition shall be suspended and shall cease to have effect in this licence, but the Authority may at any time thereafter give to the licensee a notice ending the suspension and providing for those paragraphs to have effect again in this licence with effect from the date specified in the notice.

Condition 4. Payments by the Licensee to the Authority

1. The licensee shall, at the times stated, pay to the Authority such amounts as are determined by or under this condition.

2. In respect of each relevant year at the beginning of which the licensee holds this licence, the licensee shall pay to the Authority the aggregate of:

       (a) an amount which is the relevant proportion of the estimated costs incurred by the Competition Commission in the previous relevant year in connection with any reference made to it with respect to the licence or any other electricity generation licence; and

       (b) an amount which is the relevant proportion of the difference (being a positive or negative amount), if any, between:

            (aa) any costs estimated by the Authority in the previous relevant year under sub-paragraph 2(a); and

            (bb) the actual costs of the Competition Commission (in connection with that reference) for the relevant year prior to the previous relevant year.

3. The amounts determined in accordance with paragraph 2 shall be paid by the licensee to the Authority in one instalment being due for payment by 31 October in each year, provided that if the Authority has not given notice of the amount of the instalment at least 30 days before the payment date stated above, the licensee shall pay the amount due within 30 days from the actual giving of notice by the Authority to the licensee (whenever notice is given).

4. When the licensee fails to pay the amount determined in accordance with paragraph 2 within 30 days of the due date set out in paragraph 3, it shall pay simple interest on the amount at the rate which is from time to time equivalent to the base rate of NatWest Bank plc or, if there is no such base rate, such base rate as the Authority may designate for the purposes hereof.

5.     In this condition:

       "estimated costs"        means costs estimated by the Authority as likely
                                to be the costs incurred by the Competition
                                Commission, such estimate having regard to the views of the Competition Commission.

       "relevant proportion"    means the proportion of the costs attributable
                                to the licensee in accordance with principles determined by the authority for the purposes of this condition generally and notified to the licensee.

       "relevant year"          means a year beginning on 1 April of each
                                calendar year and ending on 31 March of the following calendar year.

PART II - SECTION B : GENERAL

Condition 5. Compliance with Grid Codes

1. The licensee shall comply with the requirements of every Grid Code in so far as applicable to it.


2. The Authority may (following consultation with the transmission company responsible for the relevant Grid Code) issue directions relieving the licensee of its obligation under paragraph 1 in respect of such parts of the relevant Grid Code and to such extent and subject to such conditions as may be specified in those directions.

Condition 6. Compliance with Distribution Codes

1. The licensee shall comply with the provisions of every Distribution Code in so far as applicable to it.


2. The Authority may (following consultation with the licensed distributor responsible for any relevant Distribution Code and any authorised electricity operator directly affected thereby) issue directions relieving the licensee of its obligation under paragraph 1 in respect of such parts of any relevant Distribution Code and to such extent and subject to such conditions as may be specified in those directions.

Condition 7. Security Arrangements

1. Insofar as the licensee shall construct or operate a generating station in England and Wales, the licensee shall comply with the provisions of the Fuel Security Code and such provisions shall have effect as if they were set out in this licence.

2.   In this condition:


     "Fuel Security Code"                    means the document of that title
                                             designated as such by the Secretary
                                             of State as from time to time
                                             amended.

Condition 8. Pooling and Settlement Agreement Run-Off

1. Insofar as the licensee shall construct or operate a generating station in England and Wales, the licensee shall continue to be a party to and a pool member under, and shall comply with, the Pooling and Settlement Agreement for the purposes of run-off until the provisions of the BSC relating to run-off become effective.

2. This condition shall apply to the extent that the licensee was party to and a pool member under the Pooling and Settlement Agreement immediately prior to the effective time.

3.   In this condition:

     "effective time"                        means the start of the first period
                                             for trading under the BSC as
                                             determined by the Secretary of
                                             State.

     "run-off"                               means the determination and
                                             settlement  (including by way of
                                             reconciliation) of amounts due
                                             arising under or in connection with
                                             the Pooling and Settlement
                                             Agreement in relation to settlement
                                             periods up to and including the
                                             settlement period immediately prior
                                             to the effective time (including
                                             the resolution of disputes in
                                             respect thereof).

Condition 9. Balancing and Settlement Code and Neta Implementation

1. Insofar as the licensee shall construct or operate a generating station in England and Wales, the licensee shall be a party to the BSC Framework Agreement and shall comply with the BSC.

2. The licensee shall comply with the programme implementation scheme established in accordance with paragraph 3, as modified from time to time in accordance with paragraph 5.

3. The programme implementation scheme is a scheme designated by the Secretary of State setting out the steps, including without limitation steps as to the matters referred to in paragraph 4, to be taken (or procured) by the licensee (and/or by authorised electricity operators) which are, in the Secretary of State's opinion, appropriate in order to give full and timely effect to:

     (a) any modifications made to this licence and to the licences of authorised electricity operators by the Secretary of State pursuant to the power vested in him under section 15A of the Act;

     (b) any conditions imposed by any exemption from the requirement to hold any such licence; and

     (c)  the matters envisaged by such modifications and conditions.

4.   The programme implementation scheme may include provisions, inter alia,

     (a) to secure or facilitate the amendment of any of the core industry documents;

     (b) to secure that any systems, persons or other resources employed in the implementation of the Pooling and Settlement Agreement may be employed in the implementation of the BSC;

     (c) for the giving of the indemnities against liabilities to which parties to the Pooling and Settlement Agreement may be exposed;

     (d) for securing the co-ordinated and effective commencement of implementation of and operations under the BSC, including the testing, trialling and start-up of the systems, processes and procedures employed in such implementation and employed by authorised electricity operators and others in connection with such operations;

     (e) for co-ordinating the administration and implementation of the BSC and the administration of the Pooling and Settlement Agreement;

     (f) for the licensee to refer to the Authority for determination, whether of its own motion or as provided in the programme implementation scheme, disputes, as to matters covered by the scheme, between persons who are required (by conditions of their licences or exemptions) or who have agreed to comply with the scheme or any part of it; and

     (g) for the Authority, in the circumstances set out in the scheme, to require that consideration be given to the making of a proposal to modify the BSC and, if so, to require the making of such proposal in the manner set out in the scheme, such power to be exercisable at any time within the period of 12 months after the effective time (as defined in standard condition 8 (Pooling and Settlement Run-Off)).

5.   The Secretary of State:

     (a) may at any time direct, in accordance with the provisions of the programme implementation scheme, that the programme implementation scheme be modified in the manner set out in such direction, in order to give (or continue to give) full and timely effect to the matters described in paragraph 3.

     (b) shall serve a copy of any such direction on the licensee, and thereupon the licensee shall comply with the scheme as modified by the direction.

6. If there is any conflict between the requirements contained in the programme implementation scheme pursuant to paragraph 4(a) and/or imposed on the licensee by paragraphs 2 and 5 of this condition, and those imposed on the licensee by any other condition, the provisions of paragraphs 4(a), 2 and/or 5 (as appropriate) shall prevail.

7. Without prejudice to paragraph 2, the licensee shall use all reasonable endeavours to do such things as may be requisite and necessary in order to give full and timely effect to the modifications made to this licence as determined by the Secretary of State pursuant to the power vested in him under section 15A of the Act (and to give full and timely effect to the matters envisaged by such modifications).

8.   In this condition:

     "BSC" means the Balancing and Settlement Code required to be in place, pursuant to the transmission licence granted to the transmission company in England and Wales, as from time to time modified.

     "BSC Framework Agreement"              means the agreement of that title,
                                            in the form approved by the
                                            Secretary of State, by which the BSC
                                            is made contractually binding
                                            between the parties to that
                                            agreement, as from time to time
                                            amended with the consent of the
                                            Secretary of State.

     "core industry documents"              mean those documents which:

                                            (a)  in the Secretary of State's
                                                 opinion are central industry
                                                 documents associated with the
                                                 activities of the licensee and
                                                 authorised electricity
                                                 operators, the subject matter
                                                 of which relates to or is
                                                 connected with the BSC or the
                                                 Balancing and Settlement
                                                 arrangements, and

                                            (b)   have been so designated by the
                                                  Secretary of State.

Condition 10. Change Co-ordination for NETA

1. Insofar as the licensee shall construct or operate a generating station in England and Wales, the licensee shall take all reasonable measures to secure and implement (consistently with the procedures applicable under or in relation to the core industry documents to which it is party (or in relation to which it holds rights in respect of amendment), as modified or replaced from time to time), and shall not take any steps to prevent or unduly delay, changes to those documents, such changes being changes which are appropriate in order to give full and timely effect to and/or in consequence of any modification which has been made to the BSC.

2. For the purposes of paragraph 1, core industry documents has the meaning given in paragraph 8 of standard condition 9 (Balancing and Settlement Code and NETA Implementation).

Condition 11. Ancillary Services

1. The licensee shall from time to time upon request by any transmission company offer terms for the provision by the licensee of ancillary services from any operating generation set of the licensee.

2. The licensee shall at any time upon request of the Authority provide to the Authority a report containing details of:


    (a) prices offered pursuant to paragraph 1 for the provision of ancillary services from each generation set of the licensee; and

    (b) an explanation of the factors justifying the prices offered including (without limitation) details of the licensee's costs associated with making available such ancillary services in conformity with the applicable Grid Code and of providing the same to the transmission company responsible for the relevant Grid Code.

Condition 12. Change Co-ordination for the Utilities Act 2000

1. The licensee shall take all reasonable measures to secure and implement, and shall not take any steps to prevent or unduly delay, such changes to the industry framework documents as are necessary or expedient to give full and timely effect to the provisions of the Utilities Act 2000.

2. In complying with paragraph 1, the licensee shall act in the case of each industry framework document consistently with the change procedures currently applicable to that document, except where to do so would be inconsistent with any provision of the Utilities Act 2000, in which event that provision shall take precedence.

3. For the purposes of this condition, "industry framework document" means, subject to paragraph 4, any of the following documents to which the licensee is a party, or in relation to which it holds rights in respect of amendment or termination, together with any documents which are supplemental or ancillary thereto:

     (a)   the Pooling and Settlement Agreement;
     (b)   the Balancing and Settlement Code;
     (c) the Master Connection and Use of System Agreement or the Connection and Use of System Code;
     (d)   the Settlement Agreement for Scotland;
     (e)   the Master Registration Agreement;
     (f)   the Data Transfer Services Agreement;
     (g)   the Radio Teleswitch Agreement;
     (h)   any Grid Code;
     (i)   any Distribution Code;
     (j)   the Trading Code;
     (k)   the Fuel Security Code;
     (l) any agreement for use of an interconnector or Scottish interconnection; and
     (m) any agreement for the provision of distribution use of system, meter provision services, meter maintenance services, data retrieval services, data processing services, data aggregation services, or prepayment meter services.

4. Where the Authority considers that the list of industry framework documents set out in paragraph 3 should be modified for the purposes of this condition generally, the licensee shall discuss any proposed modification (including addition) to the list in good faith and use all reasonable endeavours to agree such modification with the Authority.

5. This condition shall cease to have effect on 30 June 2002 or such earlier date as the Authority may specify in a direction given for the purposes of this condition generally.

Condition 13. Provision of Information to the Authority

1. Subject to paragraphs 2 and 4, the licensee shall furnish to the Authority, in such manner and at such times as the Authority may reasonably require, such information and shall procure and furnish to it such reports, as the Authority may reasonably require or as may be necessary for the purpose of performing:

     (a)   the functions conferred on it by or under the Act; and


     (b) any functions transferred to or conferred on it by or under the Utilities Act 2000.

2. The licensee shall not be required by the Authority to furnish it under this condition with information for the purpose of the exercise of its functions under section 47 of the Act.

3. The licensee shall, if so requested by the Authority, give reasoned comments on the accuracy and text of any information or advice (so far as relating to its activities as holder of an electricity generation licence) which the Authority proposes to publish pursuant to section 48 of the Act.

4. This condition shall not require the licensee to produce any documents or give any information which it could not be compelled to produce or give in evidence in civil proceedings before a court.

5. The power of the Authority to call for information under paragraph 1 is in addition to the power of the Authority to call for information under or pursuant to any other condition. There shall be a presumption that the provision of information in accordance with any other condition is sufficient for the purposes of that condition, but that presumption shall be rebutted, if the Authority states in writing that in its opinion such further information is, or is likely to be, necessary to enable it to exercise functions under the condition in question.

6. Except where the licensee has Section C in effect in its licence, prior to the licensee commencing:


     (a)   the construction or operation of a generating station in Scotland; or

         (b)  the construction or operation of a nuclear generating station;


         the licensee shall notify the Authority in writing of such proposed construction or operation, such notification to include the size and location of the proposed construction or operation.

Condition 14.  Compulsory Acquisition of Land etc

1. Where the Secretary of State provides, by a scheme made under Schedule 7 to the Utilities Act 2000, for this condition to have effect within this licence, the provisions contained in paragraphs 5 to 7 shall apply to the licensee from the date the said scheme takes effect until such date as may be specified for that purpose in the said scheme. The Authority may from time to time direct that such a period is extended.

2. The Authority may issue a direction providing that the provisions of paragraphs 5 to 7 shall have effect in this licence. Where the Authority has issued to the licensee a direction, paragraphs 5 to 7 shall have effect within the licence from the date specified in the Authority's direction until the end of the period specified in the Authority's direction (unless extended by a direction of the Authority).

3.   Until:

     (a) the Secretary of State provides, by a scheme made under Schedule 7 to the Utilities Act 2000, for this condition to have effect within this licence; or

     (b) the Authority has issued to the licensee a direction for the purposes of this condition,

     the provisions contained in paragraphs 5 to 7 shall not have effect within this licence.

4. A direction pursuant to paragraph 1 or 2 may be issued at any time from the date the Secretary of State determines these standard conditions pursuant to sub-section 33(1) of the Utilities Act 2000.

5. The powers and rights conferred by or under the provisions of Schedule 3 to the Act (Compulsory Acquisition of Land etc. by Licence Holders) shall have effect (in respect of the licensee) for the purposes set out in paragraph 6 below.


6.   The purposes referred to in paragraph 5 above are:


     (a)   the construction or extension of a generating station;

     (b) activities connected with the construction or extension of a generating station or connected with the operation of a generating station; and

     (c) the installation, maintenance, removal or replacement of electric lines, and electrical plant associated with them, connecting a generating station with:

           (i)    a transmission system; or

           (ii)   a distribution system.

7.   In paragraph 6 above:

     (a) the references to "generating station" are to an electricity generating station which

           (i) has, or will have when its construction or extension is completed, a capacity of not less than 50 megawatts or such other capacity as may be specified in relation thereto by order of the Secretary of State under section 36(3) of the Act; and

           (ii) is, or will be when its extension or construction is completed, operated by or for the licensee; and

     (b) "extension" in relation to a generating station includes the use by the person operating the station of any land (wherever situated) for a purpose directly related to the generation of electricity by that station.

Condition 15. Other Powers etc.

1. Where the Secretary of State provides, by a scheme made under Schedule 7 to the Utilities Act 2000, for this condition to have effect within this licence, the provisions contained in paragraphs 5 to 8 shall apply to the licensee from the date the said scheme takes effect until such date as may be specified for that purpose in the said scheme. The Authority may from time to time direct that such a period is extended.

2. The Authority may issue a direction providing that the provisions of paragraphs 5 to 8 shall have effect in this licence. Where the Authority has issued to the licensee a direction, paragraphs 5 to 8 shall have effect within the licence from the date specified in the Authority's direction until the end of the period specified in the Authority's direction (unless extended by a direction of the Authority).

3.   Until:

     (a) the Secretary of State provides, by a scheme made under Schedule 7 to the Utilities Act 2000, for this condition to have effect within this licence; or

     (b) the Authority has issued to the licensee a direction for the purposes of this condition,

     the provisions contained in paragraphs 5 to 8 shall not have effect within this licence.

4. A direction pursuant to paragraph 1 or 2 may be issued at any time from the date the Secretary of State determines these standard conditions pursuant to sub-section 33(1) of the Utilities Act 2000.

5. The powers and rights conferred by or under the provisions of Schedule 4 to the Act (Other Powers etc. of Licence Holders) shall, subject to paragraph 6 below, have effect to enable the licensee to carry on its authorised activities:

     (a) in relation to, or in pursuance of, the installation, inspection, maintenance, adjustment, repair, alteration, replacement and removal of:

           (i)    electric lines specified in paragraph 6 below;
           (ii)   electrical plant associated with such lines; and
           (iii)  any structures for housing or covering such lines or plant;

     (b) in relation to the installation of electrical plant to be used in connection with a generating station or the operation thereof;

     (c) in relation to electric lines or electrical plant as if the references to them in Schedule 4 to the Act included pipes for conveying directly to consumers' premises heat produced in association with electricity and steam produced from air and water heated by such heat and associated works in relation to such pipes and as if "associated works" had the meaning given in section 10(3) of the Act.

6. Electric lines are specified for the purposes of sub-paragraph (a) of paragraph 5 above:

     (a) if they connect, or will connect when installed, a generating station with:

           a transmission system; or
           any distribution system

     (c) where "electric lines" has the extended meaning given by paragraph 5(c) above, if they connect a generating station with any premises.

7.   Paragraph 10 of Schedule 4 to the Act shall apply to the licensee if:


     (a) it wishes to exercise its rights of entry on land for the purpose of establishing whether or not the land is suitable for the construction or extension of a generating station; and

     (b) it obtains the consent of the Authority before exercising those rights.

8.   In this condition:

              "authorised activities"   means the activities which the licensee
                                        is authorised by the licence to carry
                                        on, and shall include any purpose
                                        connected with the supply to any
                                        premises of heat produced in association with electricity and steam produced from air and water heated by such heat.

              "generating station"      has the meaning given in paragraph 7 of
                                        standard condition 14 (Compulsory
                                        Acquisition of Land etc).

              "extension"               in relation to a generating station, has
                                        the meaning given in paragraph 7 of
                                        standard condition 14 (Compulsory
                                        Acquisition of Land etc).

Condition 16.  Regulatory Accounts

1. Where the Secretary of State provides, by a scheme made under Schedule 7 to the Utilities Act 2000, for this condition to have effect within this licence, the licensee shall be obliged to comply with the requirements of the provisions contained in paragraphs 5 to 14 from the date the said scheme takes effect.

2. The Authority may issue a direction providing that the provisions of paragraphs 5 to 13 shall have effect in this licence. Where the Authority has issued to the licensee a direction, paragraphs 5 to 14 shall have effect within the licence from the date specified in the Authority's direction and the licensee shall be obliged to comply with the requirements of the provisions contained in those paragraphs from the date specified in the Authority's direction.

3.   Until:

     (a) the Secretary of State provides, by a scheme made under Schedule 7 to the Utilities Act 2000, for this condition to have effect within this licence; or

     (b) the Authority has issued to the licensee a direction for the purposes of this condition, the provisions contained in paragraphs 5 to 14 shall not have effect within this licence and the licensee shall not be obliged to comply with any of the requirements of such paragraphs.

4. A direction pursuant to paragraph 2 may be issued at any time from the date the Secretary of State determines these standard conditions pursuant to sub-section 33(1) of the Utilities Act 2000.

5. The following paragraphs of this condition apply for the purpose of ensuring that the licensee (and any affiliate or related undertaking) maintains accounting and reporting arrangements which enable regulatory accounts to be prepared for each separate business and showing the financial affairs of each such separate business.

6. Unless the Authority otherwise consents (such consent may be given in relation to some or all of the obligations in this condition and may be given subject to such conditions as the Authority considers appropriate), the licensee shall in respect of each separate business:

     (a) keep or cause to be kept for the period referred to in section 222(5)(b) of the Companies Act 1985 and in the manner referred to in that section such accounting records in respect of each separate business as would by section 221 of the Companies Act 1985 be required to be kept in respect of each such business if it were carried on by a separate company, so that the revenues, costs, assets, liabilities, reserves and provisions of, or reasonably attributable to, each separate business are separately identifiable in the accounting records of the licensee (and any affiliate or related undertaking) from those of any other business of the licensee; and

     (b) prepare on a consistent basis from such accounting records in respect of:


         (i) each financial year, accounting statements comprising a profit and loss account, a statement of total recognised gains and losses, a balance sheet, and a cash flow statement, together with notes thereto, and showing separately in respect of each separate business and in appropriate detail the amounts of any revenue, cost, asset, liability, reserve or provision which has been either:

              (aa) charged from or to any other business (whether or not a separate business) together with a description of the basis of that charge; or

              (bb) determined by apportionment or allocation between any separate business and any other business (whether or not a separate business) together with a description of the basis of the apportionment or allocation;

         (ii) the first six months of each financial year, an interim profit and loss account; and

         (iii) each financial year, sufficient accounting information in respect of each separate business to allow the preparation of consolidated accounting statements for each separate business of the licensee or, where applicable, the ultimate holding company of the licensee. Such information shall include a profit and loss account, a statement of total recognised gains and losses, a balance sheet, and a cash flow statement together with notes thereto;

     (c) procure, in respect of the accounting statements prepared in accordance with this condition in respect of each financial year, a report by the auditors and addressed to the Authority stating whether in their opinion those statements have been properly prepared in accordance with this condition and give a true and fair view of the revenues, costs, assets, liabilities, reserves and provisions of, or reasonably attributable to, the separate business to which the statements relate; and

     (d) deliver to the Authority a copy of the account referred to in sub-paragraph (b)(ii), the auditors' report referred to in sub-paragraph (c), the accounting statements referred to in sub-paragraph (b)(i) and accounting information referred to in sub-paragraph b(iii), as soon as reasonably practicable, and in any event not later than three months after the end of the period to which it relates in the case of the account referred to in sub-paragraph
          (b)(ii) and six months after the end of the financial year to which they relate in the case of the accounting statements, auditors' report and accounting information referred to in sub-paragraphs (b)(i), b(iii) and (c), provided always that the obligations set out in this paragraph shall not apply where they have already been discharged by the licensee in respect of each separate business pursuant to any other licence.

7. Unless the Authority so specifies in directions issued for the purposes of this condition, or with the Authority's prior written approval, the licensee shall not in relation to the accounting statements in respect of a financial year change the bases of charge or apportionment or allocation referred to in sub-paragraph 6(b)(i) from those applied in respect of the previous financial year.

8. Where, in relation to the accounting statements in respect of a financial year, the licensee has changed such bases of charge or apportionment or allocation from those adopted for the immediately preceding financial year, the licensee shall, if so directed in directions issued by the Authority, in addition to preparing accounting statements on those bases which it has adopted, prepare such accounting statements on the bases which applied in respect of the immediately preceding financial year.

9. Accounting statements and information in respect of a financial year prepared under sub-paragraphs 6(b)(i) and 6(b)(iii) shall, so far as reasonably practicable and unless otherwise approved by the Authority having regard to the purposes of this condition:

     (a) have the same content and format (in relation to each separate business) as the statutory accounts of the licensee prepared under section 226 and, where appropriate, section 227 of the Companies Act 1985 and conform to the best commercial accounting practices including all relevant accounting standards issued or adopted by the Accounting Standards Board currently in force;

     (b)  state the accounting policies adopted; and


     (c) with the exception of the part of such statements and information which shows separately the amounts charged, apportioned or allocated and describes the bases of charge or apportionment or allocation respectively, be published with the statutory accounts of the licensee.

10. Unless the accounting statements and information prepared under sub-paragraph 6(b)(i) and 6(b)(iii) are prepared on the current cost basis as provided by the alternative accounting rules, the licensee shall, unless otherwise agreed by the Authority, in addition to preparing those accounting statements under that paragraph, prepare accounting statements for each separate business covering the same period, which shall comprise and show separately:

     (a) a profit and loss account, a statement of total recognised gains and losses, a balance sheet, and a cash flow statement together with notes thereto, which shall:

          (i) include in respect of current costs assets amounts determined on the current cost basis as provided by the alternative accounting rules; and

          (ii) show or disclose the information and other matters required by the alternative accounting rules to be shown or disclosed in accounts where the amounts included in respect of assets covered by any items shown in those accounts have been determined on any basis mentioned in paragraph 31 of section C of Part II of
               Schedule 4 to the Companies Act 1985;

     (b) in respect of each separate business the adjusted amount of any such provision for depreciation as is referred to in paragraph 32(2) of section C of Part II of Schedule 4 to the Companies Act 1985 and the items shown in the profit and loss account of the separate business for the relevant period which are affected by the determination of amounts on the current cost basis as provided by the alternative accounting rules, including the profit (or loss) before taxation; and

     (c) such other current cost information as is referred to in the handbook as the Authority may reasonably require;


     and shall deliver the same, together with an auditors' report prepared in relation to the current cost basis accounting statements in the form referred to in sub-paragraph 6(c), to the Authority within the time limit referred to in sub-paragraph 6(d), and shall (with the exception of the part of such statements and information which shows separately the amounts charged, apportioned or allocated and describes the bases of charge or apportionment or allocation respectively) publish the same with the statutory accounts of the licensee.

11. References in this condition to costs or liabilities of, or reasonably attributable to, any separate business shall be construed as excluding taxation and capital liabilities which do not relate principally to a particular separate business, and interest thereon; and references to any profit and loss account shall be construed accordingly.

12. Without prejudice to paragraph 5 of the terms of this licence, references in this condition to sections of the Companies Act 1985 are references to those provisions as amended, substituted or inserted by the relevant provisions of the Companies Act 1989 and if such provisions of the Companies Act 1989 are not in force at the date of the grant of this licence shall be construed as if such provisions were in force at such date.

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

13.  For the purposes of paragraph 10:


     "alternative accounting rules"       means the rules set out in section C
                                          of Part II of Schedule 4 to the
                                          Companies Act 1985.


     "current costs assets"               means assets of any description
                                          mentioned in paragraph 31 of section C
                                          of Part II of Schedule 4 to the
                                          Companies Act 1985.


     "the handbook"                       means the handbook issued by the
                                          Accounting Standards Committee of the
                                          Consultative Committee of Accounting
                                          Bodies (CCAB Limited) or any successor
                                          body entitled "Accounting for the
                                          effects of changing prices: a
                                          handbook" in its current edition for
                                          the time being or in the event that no
                                          such handbook shall be in issue such
                                          guidance or publication as may be
                                          issued in replacement or substitution
                                          therefor.


14.  For the purposes of this condition:


     "regulatory accounts"                means the accounts required to be
                                          prepared by the licensee pursuant to
                                          this condition.

Condition 16A.  Change of Financial Year

1. The application of this condition is subject to the provisions of paragraphs 1 to 5 of standard condition 16 (Regulatory Accounts). Until the issue of a direction by the Authority under paragraphs 2 to 4 of standard condition 16 (Regulatory Accounts), paragraphs 2 to 7 of this condition shall not have effect within the licence.

2. The definition of "financial year" in standard condition 1 (Definitions and Interpretation) shall, for the purpose only of the statutory accounts of the licensee, cease to apply to the licensee from the date the licensee sends a notice to the Authority for that purpose.

3.    Such notice:

      (a) shall specify the date from which, for the purpose set out at paragraph 1, the current and subsequent financial years of the licensee shall run; and

      (b) shall continue in effect until revoked by the licensee issuing a further notice.

4. While the notice continues in effect the licensee shall procure the preparation of and shall deliver to the Authority audited group accounts for its group of companies for each financial year.

5.    Audited group accounts produced in accordance with paragraph 4:

      (a) shall comprise consolidated group accounts in respect of the group of companies;

      (b) shall, save insofar as is necessary to reflect a different financial year, have the same form and content as the statutory accounts of the licensee;

      (c) shall be accompanied by a report by the auditors and addressed to the Authority stating whether in their opinion the audited group accounts have been properly prepared in accordance with this condition and give a true and fair view of the state of affairs of the group of companies and of its profits or losses, total recognised gains or losses and cash flows during the financial year;

      (d) may, with the prior written consent of the Authority, omit or provide in a different form, specified in the consent, such information as may be specified in the consent; and


      (e) shall clearly disclose any differences between the accounting policies underlying the preparation of the statutory accounts of the licensee and the accounting policies underlying the preparation of the audited group accounts.

6. The licensee may, for the purpose only of its statutory accounts, change its financial year from that previously notified by sending to the Authority a new notice pursuant to paragraph 2. Where the licensee sends the Authority a new notice the previous notice shall be revoked, as provided by sub-paragraph 3(b). The licensee's financial year-end will change with effect from the date specified in the new notice. The new notice shall specify the licensee's new financial year-end.

7. No provisions of this condition shall apply to the financial year of the licensee as defined in standard condition 1 (Definitions and Interpretation) for the purpose of accounts produced in compliance with standard condition 16 (Regulatory Accounts). No provisions of this condition shall affect the licensee's obligations in respect of payment of licence fees under standard condition 4 (Payments by the Licensee to the Authority).

Condition 17. Prohibition of Discrimination in Selling Electricity

1. Where the Secretary of State provides, by a scheme made under Schedule 7 to the Utilities Act 2000, for this condition to have effect within this licence, the licensee shall be obliged to comply with the requirements of the provisions contained in paragraphs 6 to 13 from the date the said scheme takes effect.

2. Subject to paragraph 3, the Authority may issue a direction providing that paragraphs 6 to 13 shall have effect in this licence. Where the Authority has issued to the licensee a direction, paragraphs 6 to 13 shall have effect within the licence from the date specified in the Authority's direction and the licensee shall be obliged to comply with the requirements of the provisions contained in those paragraphs from that date.

3.    Where -

      (a) the Authority has consented to a disapplication request pursuant to paragraph 10; or

      (b) the licensee has issued a termination notice pursuant to paragraph 12 or 13,

      the Authority shall not thereafter issue a direction pursuant to paragraph 2 to the licensee in respect of the paragraphs to which the termination notice relates until -

      (i) at least 12 months have elapsed since the date of the termination notice, and

      (ii) the Authority is of the opinion that circumstances have changed in a material respect.

4.    Until:

      (a) the Secretary of State provides, by a scheme made under Schedule 7 to the Utilities Act 2000, for this condition to have effect within this licence; or

      (b) the Authority has issued to the licensee a direction pursuant to paragraph 2, the provisions contained in paragraphs 6 to 13 shall not have effect within this licence and the licensee shall not be obliged to comply with any of the requirements of those paragraphs.

5. A direction pursuant to paragraph 2 may be issued at any time from the date the Secretary of State determines these standard conditions pursuant to sub-section 33(1) of the Utilities Act 2000.

6. The licensee shall not, and shall procure that any affiliate or related undertaking of the licensee shall not, sell or offer to sell electricity to any one purchaser or person seeking to become a purchaser on terms as to price which are materially more or less favourable than those on which it sells or offers to sell electricity to comparable wholesale purchasers. For these purposes regard shall be had to the circumstances of the sale to such purchasers including (without limitation) volumes, load factors, conditions of interruptibility and the dates and duration of the relevant agreements.

7. For the purposes of paragraph 6, references to selling or sale of electricity

      (a) do not include sale by way of supply to premises; and

      (b) include entering into or disposing of the benefit of a contract, which has (or taken together with any other arrangement has) the commercial effect of selling electricity, by conferring rights or obligations (including rights or obligations by way of option) in relation to or by reference to the sale, purchase or delivery of electricity at any time or the price at which electricity is sold or purchased at any time, and purchaser, purchasing and purchase shall be construed accordingly.

8. For the purposes of paragraph 6 of this condition, there shall be disregarded:

      (a) NFFO qualifying arrangements and Scottish Renewables Obligation; and

      (b) any contract for the supply of electricity (as from time to time amended on or before 30 September 1990 in accordance with its terms or to reflect changed circumstances involving the restructuring of the industry) vested in the licensee under the transfer scheme.

9. A licensee, in whose licence this condition has effect, may make a disapplication request in writing to the Authority. The disapplication request shall specify the paragraphs of this condition to which the request relates and shall state the date ("the disapplication date", being a date not less than 18 months after the date of delivery of the request) from which the licensee wishes the Authority to agree that the specified paragraphs (or the specified part or parts thereof) shall cease to have effect.

10. Paragraphs 6 to 13 of this condition shall cease to have effect from the date specified in the disapplication request or such later date as may be agreed, if the licensee delivers to the Authority a disapplication request made in accordance with paragraph 9 and the Authority agrees in writing to the disapplication request.

11. Save where the Authority otherwise agrees, no further disapplication request pursuant to paragraph 9 may be served within the 12 months following the date on which a report is delivered by the Competition Commission following a reference under paragraph 12 where the report of the Competition Commission did not entitle the licensee to deliver a notice to the Authority under paragraph 13.

12. If the Authority has not made a reference to the Competition Commission in respect of this licence under section 12 of the Act relating to the modification of this licence by the removal of the paragraphs specified in the disapplication request before the beginning of the period of 12 months which will end with the disapplication date, the licensee may deliver a termination notice to the Authority. Following the service of a termination notice, with effect from the disapplication date or such later date as may be specified in the termination notice such of the paragraphs as are specified in the disapplication request shall cease to have effect in this licence.

13. If the Competition Commission makes a report on a reference in respect of this licence made by the Authority relating to the modification of this licence by the removal of the paragraphs specified in the disapplication request and such report does not include a conclusion that the removal of such paragraphs operates or may be expected to operate against the public interest, the licensee may within 30 days after the publication of the report by the Authority in accordance with section 13 of the Act deliver a termination notice to the Authority. With effect from the disapplication date or such later date as may be specified in the termination notice such paragraphs as are specified in the disapplication request and in respect of which the Competition Commission report does not include the aforementioned conclusion shall cease to have effect in this licence.

Condition 17A. Prohibition of Cross-subsidies

1. Where the Secretary of State provides, by a scheme made under Schedule 7 to the Utilities Act 2000, for this condition to have effect within this licence, the licensee shall be obliged to comply with the requirements of the provisions contained in paragraphs 6 to 12 from the date the said scheme takes effect.

2. Subject to paragraph 3, the Authority may issue a direction providing that paragraphs 6 to 12 shall have effect in this licence. Where the Authority has issued to the licensee a direction, paragraphs 6 to 12 shall have effect within the licence from the date specified in the Authority's direction and the licensee shall be obliged to comply with the requirements of the provisions contained in those paragraphs from that date.

3.   Where -

     (a) the Authority has consented to a disapplication request pursuant to paragraph 9; or

     (b) the licensee has issued a termination notice pursuant to paragraph 11 or 12,

     the Authority shall not thereafter issue a direction pursuant to paragraph 2 to the licensee in respect of the paragraphs to which the termination notice relates until -

     (i) at least 12 months have elapsed since the date of the termination notice, and

     (ii) the Authority is of the opinion that circumstances have changed in a material respect.

4.   Until:

     (a) the Secretary of State provides, by a scheme made under Schedule 7 to the Utilities Act 2000, for this condition to have effect within this licence; or

     (b) the Authority has issued to the licensee a direction pursuant to paragraph 2,

     the provisions contained in paragraphs 6 to 12 shall not have effect within this licence and the licensee shall not be obliged to comply with any of the requirements of those paragraphs.

5. A direction pursuant to paragraph 2 may be issued at any time from the date the Secretary of State determines these standard conditions pursuant to sub-section 33(1) of the Utilities Act 2000.

6. The licensee shall procure that the generation business shall not give any cross-subsidy to, or receive any cross-subsidy from, any other business of the licensee or an affiliate or related undertaking of the licensee.

7. For the purposes of paragraphs 6 of this condition, there shall be disregarded:

      (a) NFFO qualifying arrangements and Scottish Renewables Obligations; and

      (b) any contract for the supply of electricity (as from time to time amended on or before 30 September 1990 in accordance with its terms or to reflect changed circumstances involving the restructuring of the industry) vested in the licensee under the transfer scheme.

8. A licensee, in whose licence this condition has effect, may make a disapplication request in writing to the Authority. The disapplication request shall specify the paragraphs of this condition to which the request relates and shall state the date ("the disapplication date", being a date not less than 18 months after the date of delivery of the request) from which the licensee wishes the Authority to agree that the specified paragraphs shall cease to have effect.

9. Paragraphs 6 to 12 of this condition shall cease to have effect from the date specified in the disapplication request or such later date as may be agreed, if the licensee delivers to the Authority a disapplication request made in accordance with paragraph 8 and the Authority agrees in writing to the disapplication request.

10. Save where the Authority otherwise agrees, no further disapplication request pursuant to paragraph 8 may be served within the 12 months following the date on which a report is

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

      delivered by the Competition Commission following a reference under paragraph 11 where the report of the Competition Commission did not entitle the licensee to deliver a notice to the Authority under paragraph 12.

11 If the Authority has not made a reference to the Competition Commission in respect of this licence under section 12 of the Act relating to the modification of this licence by the removal of the paragraphs specified in the disapplication request before the beginning of the period of 12 months which will end with the disapplication date, the licensee may deliver a termination notice to the Authority. Following the service of a termination notice, with effect from the disapplication date or such later date as may be specified in the termination notice such of the paragraphs as are specified in the disapplication request shall cease to have effect in this licence.

12 If the Competition Commission makes a report on a reference in respect of this licence made by the Authority relating to the modification of this licence by the removal of the paragraphs specified in the disapplication request and such report does not include a conclusion that the removal of such paragraphs operates or may be expected to operate against the public interest, the licensee may within 30 days after the publication of the report by the Authority in accordance with section 13 of the Act deliver a termination notice to the Authority. With effect from the disapplication date or such later date as may be specified in the termination notice such paragraphs as are specified in the disapplication request and in respect of which the Competition Commission report does not include the aforementioned conclusion shall cease to have effect in this licence.

13. Nothing which the licensee is obliged to do or not to do pursuant to this licence or any other document which grants a licence to the licensee under the Act, shall be regarded as a cross-subsidy for the purposes of this condition.

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

Condition 18. Generating Unit Availability

1. Where the Secretary of State provides, by a scheme made under Schedule 7 to the Utilities Act 2000, for this condition to have effect within this licence, the licensee shall be obliged to comply with the requirements of the provisions contained in paragraph 7 to 17 from the date the said scheme takes effect.

2. Subject to paragraph 3, the Authority may issue a direction providing that paragraphs 7 to 17 shall have effect in this licence. Where the Authority has issued to the licensee a direction, paragraphs 7 to 17 shall have effect within the licence from the date specified in the Authority's direction and the licensee shall be obliged to comply with the requirements of the provisions contained in those paragraphs from that date.

3.    Where -

      (a) the Authority has consented to a disapplication request pursuant to paragraph 13; or

      (b) the licensee has issued a termination notice pursuant to paragraph 15 or 16,

      the Authority shall not thereafter issue a direction pursuant to paragraph 2 to the licensee in respect of the paragraphs (or any part or parts thereof) to which the termination notice relates until -

      (i) at least 12 months have elapsed since the date of the termination notice, and

      (ii) the Authority is of the opinion that circumstances have changed in a material respect.

4.    Until:

      (a) the Secretary of State provides, by a scheme made under Schedule 7 to the Utilities Act 2000, for this condition to have effect within this licence; or

      (b) the Authority has issued to the licensee a direction for the purposes of this condition,

      the provisions contained in paragraphs 7 to 17 shall not have effect within this licence and the licensee shall not be obliged to comply with any of the requirements of such paragraphs.

5. Where the Authority has issued to the licensee a direction pursuant to paragraph 2, the provisions contained in paragraphs 7 to 17 shall be deemed to have effect within the licence and shall apply to the licensee from the date specified in the Authority's direction.

6. A direction pursuant to paragraph 2 may be issued at any time from the date the Secretary of State determines these standard conditions pursuant to sub-section 33(1) of the Utilities Act 2000.

7. The purpose of this condition is to enable the Authority to keep under review the behaviour of the licensee to ascertain whether the licensee is pursuing a course of conduct in making or declining (whether temporarily or permanently) to make available generating units owned or operated by the licensee which is intended to have or is likely to have the effect of restricting, distorting or preventing competition in the generation or supply of electricity.

8. The licensee shall within 2 months of the Authority's direction under paragraph 2 prepare a statement, for approval as to form by the Authority, specifying in reasonable detail the criteria upon which the licensee will, for the purpose of planning the availability of generating units:

      (a) determine its policy regarding the closure, whether permanent or temporary, of any generating units; and

      (b) determine its policy regarding the reduction in capacity of any generating units,

9.    (a)   Where the licensee is required, pursuant to any Grid Code, to provide information to a transmission company relating to planned availability of any generating unit operated by the licensee, then, where applicable, in respect of each planned availability period, as soon as is reasonably practicable and in any event no later than 2 months from the end of the planned availability period in question, the licensee shall provide the Authority with a statement setting out in reasonable detail the information specified in sub-paragraph (b).

      (b) The information referred to in sub-paragraph (a) shall, in respect of each generating unit involved, comprise the following:

            (i) details of any material differences between the actual availability and the information specified in sub-paragraph
                   (a) relating to planned availability, such information to include the date and duration of any unavailability; and

            (ii) an explanation (with appropriate supporting technical information) as to how each such difference has arisen.

10.   (a)   The licensee shall give notice to the Authority of the date upon which it is intended:


            (i)    to close permanently or close temporarily any power station;
                   or


            (ii) to make a material reduction in the registered capacity of any power station,


      and shall use its reasonable endeavours to give that notice not less than six months prior to the date of the intended closure or reduction in capacity.

      (b) A notice under sub-paragraph (a) shall specify the power station to which it relates, the intended date of closure or reduction in capacity and, if in respect of sub-paragraph (a)(ii), shall also specify:

            (i)    the existing and proposed registered capacity;


            (ii)   the expected duration of the reduction in capacity;

            (iii) the reasons for the reduction in capacity; and

            (iv) (if the reduction is as a result of the cessation of operation of a generating unit or units) whether it would be practicable for that generating unit or those units (on the assumption, if not the case, that it or they were operational) to be operated separately from the other unit or units of that station and, if not, the reasons therefor.

      (c)   For the purpose of this paragraph :

            (i) a reduction of more than 10 per cent in the registered capacity of an open cycle gas turbine generating unit is material;

            (ii) subject to (c)(i), a reduction in capacity is material if it will reduce the registered capacity of a power station by more than 25 megawatts or more than 10 per cent whichever is the lesser; and

            (iii) "close temporarily" means to close or not to make available for a period greater than one year but not permanently.

11.   (a)   Within one month of delivery of a notice under paragraph 10(a)(i), the licensee shall provide to the Authority a statement setting out in reasonable detail:

            (i) (if in relation to any closure of a power station) the reasons for the decision referred to in the notice;


            (ii) (if in respect of a temporary closure of a power station) the circumstances in which the licensee expects to recommence operating the power station; and


            (iii) (if in respect of a permanent closure of a power station) the licensee's proposals for use or disposal of the site and the plant, and alternative proposals considered and the reason for adopting the chosen proposal.

     (b) The licensee shall provide to such independent and competent assessor (if any) as may be appointed by the Authority with the approval of the licensee (such approval not to be unreasonably withheld) such information (in addition to that contained in any notice under paragraph 10(a)(i) or the statement under paragraph 11(a)) as the assessor may reasonably require to enable him to provide to the Authority and the licensee within two months of his appointment (or such longer period as the Authority may approve) an assessment of whether the above decision process and result were reasonable, taking into account all the relevant circumstances and opportunities, identifying the direct and indirect financial implications for the licensee, and the amounts if any which third parties have offered or would be likely to pay to purchase or lease the plant or site and associated facilities whether or not for use as an operating power station.

12. A licensee, in whose licence this condition has effect, may make a disapplication request in writing to the Authority. The disapplication request shall specify the paragraphs of this condition (or any part or parts thereof) to which the request relates and shall state the date ("the disapplication date", being a date not less than 18 months after the date of delivery of the request) from which the licensee wishes the Authority to agree that the specified paragraphs (or the specified part or parts thereof) shall cease to have effect.

13. Paragraphs 7 to 17 of this condition (or any part or parts thereof) shall cease to have effect from the date specified in the disapplication request or such later date as may be agreed, if the licensee delivers to the Authority a disapplication request made in accordance with paragraph 12 and the Authority agrees in writing to the disapplication request.

14. Save where the Authority otherwise agrees, no further disapplication request pursuant to paragraph 12 may be served within 12 months following the date on which a report is delivered by the Competition Commission following a reference under paragraph 15 where the report of the Competition Commission did not entitle the licensee to deliver a notice to the Authority under paragraph 16.

15. If the Authority has not made a reference to the Competition Commission in respect of this licence under section 12 of the Act relating to the modification of this licence by the removal of the paragraphs (or any part or parts thereof) specified in the disapplication

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

      request before the beginning of the period of 12 months which will end with the disapplication date, the licensee may deliver a termination notice to the Authority. Following the service of a termination notice, with effect from the disapplication date or such later date as may be specified in the termination notice such of the paragraphs (or any part or parts thereof) as are specified in the disapplication request shall cease to have effect in this licence.

16. If the Competition Commission makes a report on a reference in respect of this licence made by the Authority relating to the modification of this licence by the removal of the paragraphs (or any part or parts thereof) specified in the disapplication request and such report does not include a conclusion that the removal of such paragraphs (or any part or parts thereof) operates or may be expected to operate against the public interest, the licensee may within 30 days after the publication of the report by the Authority in accordance with section 13 of the Act deliver a termination notice to the Authority. With effect from the disapplication date or such later date as may be specified in the termination notice such paragraphs (or any part or parts thereof) as are specified in the disapplication request and in respect of which the Competition Commission report does not include the aforementioned conclusion shall cease to have effect in this licence.

17.   In this condition:

"registered capacity";            each shall have the same meaning as in the
                                  Grid Code, but as if in relation to a power
"generating unit",                station the registered capacity means the
                                  aggregate of the registered capacity of the
"power station" and               generating units forming part of that power
                                  station;
"settlement period"

 "planned availability period"

                                  means each period of 4 successive weeks, the first such period to begin on the first date in respect of which the licensee is required, pursuant to any Grid Code, to provide the information specified in sub-paragraph 9(a) of this condition.

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

(a) This condition does not apply to any generating unit having a registered capacity of [10] megawatts or less.

(b) Unless the Authority otherwise directs, any reference to generating unit or power station shall mean, respectively, each generating unit owned or operated by the licensee forming part of a power station owned or operated by the licensee which is capable of providing 100 megawatts or more to the total system being the transmission and distribution systems of all authorised electricity operators which are located in Great Britain.

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

Condition 19. Compliance with CUSC

1. Insofar as the licensee shall construct or operate a generating station in England and Wales, the licensee shall be a party to the CUSC Framework Agreement and shall comply with the CUSC and, if it is party to the agreement known as the Master Connection and Use of System Agreement ("MCUSA"), execute such other documents as shall be stated as required to be made in any direction issued by the Authority to enable the MCUSA and its supplemental agreements and ancillary service agreements (as defined or referred to in MCUSA) and any associated agreements derived from MCUSA to be amended appropriately into the CUSC Framework Agreement, CUSC, bilateral agreements, construction agreements and, so far as is appropriate, associated agreements derived from CUSC so as to maintain continuity of contractual relationships.

2. The licensee shall take all reasonable steps to secure and implement (consistently with the procedures applicable under or in relation to core industry documents to which it is a party (or in relation to which it holds rights in respect of amendment), as modified or replaced from time to time), and shall not take any steps to prevent or unduly delay, changes to the those documents, such changes being changes which are appropriate in order to give full and timely effect to and/or in consequence of any modification which has been made to the CUSC.

3. For the avoidance of doubt, paragraph 2 is without prejudice to any rights of approval, veto or direction in respect of proposed changes to the core industry documents which the Authority may have.

4.     In this condition:
       "bilateral agreement"            means an agreement between the holder
                                        of a transmission licence in England and Wales and a CUSC user supplemental to the CUSC relating to a direct connection to that transmission system identifying the relevant connection site and setting out other site specific details in relation to that connection to the transmission system, including

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

                                         provisions relating to payment of
                                         connection charges.

         "construction agreement"        means an agreement between the holder
                                         of a transmission licence in England
                                         and Wales and a CUSC user in respect of
                                         construction works required on that
                                         transmission system and the associated
                                         construction works of the CUSC user in
                                         relation to a connection to the
                                         transmission system or in relation to a
                                         generating station connected to a
                                         distribution system in England and
                                         Wales, whether for the initial
                                         connection or a modification of the
                                         connection.

         "core industry documents"       means those documents which:
                                         (a)    in the Secretary of State's
                                                opinion are central industry
                                                documents associated with the
                                                activities of the licensee and
                                                authorised electricity
                                                operators, the subject matter of
                                                which relates to or is connected
                                                with the CUSC or connection and
                                                use of system arrangements; and

                                         (b)    have been so designated by the
                                                Secretary of State.

         "CUSC" means the connection and use of system code required to be in place pursuant to the transmission licence granted to the transmission company in
                                                England and Wales, as from time
                                                to time modified.

         "CUSC Framework Agreement"             means the agreement of that
                                                title, in the form approved by
                                                the Secretary of State, by which
                                                the CUSC is made contractually
                                                binding between the

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

                                         parties to that agreement, as amended
                                         from time to time with the approval of
                                         the Secretary of State.

PART II - SECTION C : Supplementary Standard Conditions for
Scotland

Condition C1. Definitions

     In this Section:

     "Settlement Agreement for Scotland"     means the agreement of that title,
                                             as nominated by the Authority for
                                             the purposes of this Section,
                                             prepared in accordance with, and
                                             comprising such matters as are set
                                             out in special condition I (The
                                             Settlement Agreement for Scotland)
                                             of each of the electricity
                                             distribution licences of SP
                                             Distribution Limited, Southern
                                             Electric Power Distribution plc,
                                             and Scottish Hydro-Electric Power
                                             Distribution Limited (and any other
                                             name by which any of these
                                             companies come to be known).

     "Trading Code"                          means the trading code required to
                                             be adopted pursuant to standard
                                             condition D2 (Trading Code for
                                             Scotland) of the transmission
                                             licences granted in respect of an
                                             authorised area in Scotland and
                                             approved by the Authority as from
                                             time to time revised with the
                                             approval of the Authority.

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

Condition C2. Compliance with Trading Code

1.  (a)   The licensee shall comply with the provisions of the Trading Code insofar as applicable to it during any period that the licensee is a member of the trading system established by the Trading Code, including any requirements thereunder for the Authority's approval or consent, for compliance with directions issued by the Authority or relating to determinations made by the Authority.

    (b) The Authority may (following consultation with such other members of such trading system as the Authority shall consider appropriate) issue directions relieving the licensee of its obligation under sub-paragraph (a) above in respect of such parts of the Trading Code and to such extent as may be specified in those directions.

Condition C3. Security Arrangements (Scotland)

1.  (a)   If so directed in directions issued by the Authority for the purposes of this Section, the licensee shall, not later than such date as may be specified in such directions, enter into an agreement designated by the Secretary of State for the purposes of this Section relating to compliance with directions issued by the Secretary of State under section 34 and/or section 35 of the Act.

    (b) The licensee shall comply with and perform its obligations under any agreement which it enters into pursuant to sub-paragraph (a) above.

Condition C4. Compliance with Settlement Agreement for Scotland

1. The licensee shall when this condition comes into force be a party to and thereafter comply with the provisions of the Settlement Agreement for Scotland.

(D)  PART II - SECTION D: SUPPLEMENTARY STANDARD CONDITIONS FOR NUCLEAR
     GENERATORS

Condition D1. Definitions

     In this Section:

         "nuclear generation business"      means the authorised business of the
                                            licensee in:

                                            (a)  the generation of electricity:
                                                 (i)  from any one or more of
                                                      the nuclear generation
                                                      sets situated on a site in
                                                      respect of which a licence
                                                      has been issued and is in
                                                      force under the Nuclear
                                                      Installations Act; or

                                                 (ii) from generation sets
                                                      situated on or adjacent to
                                                      such sites and the
                                                      generation from which is
                                                      required by the relevant
                                                      safety case to be used
                                                      wholly (except during
                                                      testing periods required
                                                      by such safety case) for
                                                      the purpose of, or in
                                                      conjunction with, the
                                                      generation of electricity
                                                      from nuclear generation
                                                      sets or for any related
                                                      nuclear activities;

                                            (b)  the provision of ancillary
                                                 services from such generation
                                                 sets;

                                            (c)  related nuclear activities; and

                                            (d)  related nuclear research
                                                 activities.

         "related nuclear activities"       means in relation to any nuclear
                                            generation plant of the licensee or
                                            any affiliate or related undertaking
                                            of the licensee, the storage,
                                            treatment or reprocessing of nuclear
                                            fuel, the

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

                                                 treatment, storage or disposal
                                                 of radioactive waste and the
                                                 decommissioning of nuclear
                                                 installations whether such
                                                 activities are carried out by
                                                 or on behalf of the licensee or
                                                 any affiliate or related
                                                 undertaking of the licensee.

         "related nuclear research activities"   means research or consultancy
                                                 work done wholly or mainly on
                                                 behalf of the nuclear
                                                 generation business the results
                                                 of which are intended to be
                                                 available for the purposes of
                                                 that business, whether or not
                                                 the results of that research or
                                                 consultancy are also sold or
                                                 made available to third parties
                                                 or to any other business of the
                                                 licensee, but shall not include
                                                 research or consultancy work
                                                 commissioned by and for the
                                                 benefit of a third party.

Condition D2. Consultation with the Nuclear Installations Inspectorate

1. Where the Authority may issue directions under paragraph 2 of each of the following standard conditions:

     Condition 5 (Compliance with Grid Codes), or
     Condition 6 (Compliance with Distribution Codes)

     following consultation by the Authority as referred to in those standard conditions (respectively), the Authority's consultation will include consultation with the Nuclear Installations Inspectorate.

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

Condition D3. Compulsory Acquisition of Land etc

1. Where the Authority has issued a direction under standard condition 14 (Compulsory Acquisition of Land etc), the powers and rights conferred by or under the provisions of Schedule 3 to the Act shall have effect for the purposes set out in paragraph 7 of that standard condition in respect of the licensee's nuclear generation business for the following additional purposes:

     (a) the construction or extension of facilities for the storage treatment or despatch of nuclear fuel or radioactive waste (together with the operational discharge of liquid or gaseous radioactive waste) which arises from generation sets of the licensee; and

     (b) activities connected with the construction or extension or operation of facilities for the storage, treatment or despatch of nuclear fuel or radioactive waste (together with the operational discharge of liquid or gaseous radioactive waste) which arises from generation sets of the licensee.

Condition D4. Other Powers etc

1. Where the Authority has issued a direction under standard condition 15 (Other Powers etc), the powers and rights conferred by or under the provisions of Schedule 4 to the Act, shall (subject to paragraphs 8 ) of that standard condition, have effect in respect of the licensee's nuclear generation business and may be exercised by the licensee carrying out works relating to the installation of electrical plant to be used:

     (a) in connection with a generating station or facilities for the storage, treatment or despatch of nuclear fuel or radioactive waste (together with the operational discharge of liquid or gaseous radioactive waste) which arises from generation sets of the licensee; or

     (b)   in connection with the operation of such station or facilities.

2. Paragraph 10 of Schedule 4 to the Act shall apply to the licensee if it wishes to exercise its rights of entry on land for the purpose of establishing whether or not the land is suitable for the construction or extension of a generating station or of facilities for the storage, treatment or despatch of nuclear fuel or radioactive waste (together with the operational discharge of liquid or gaseous radioactive waste) which arises from generation sets of the licensee or for use in connection with the decommissioning of a generating station.

Condition D5. Ancillary Services

     The obligation under paragraph 1 of standard condition 11 (Ancillary Services) shall not apply to the extent that the licensee is unable to provide ancillary services from a particular generation set without being in breach of the terms of any licence issued under the Nuclear Installations Act 1965.



Department of Trade and Industry
September 2001

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                        SPECIAL CONDITIONS AND SCHEDULES

                           PART IV. SPECIAL CONDITIONS

Special Condition A: Interpretation

1. Unless the context otherwise requires words and expressions used in the standard conditions of this licence shall bear the same meaning in these Special Conditions.

2.   Any reference in these Special Conditions to:-

     (a)  a provision thereof;

     (b)  a provision of the standard conditions;

     (c)  a provision of the standard conditions of electricity supply licences;

     (d) a provision of the standard conditions of electricity distribution licences;

     (e) a provision of the standard conditions of electricity transmission licences;

     shall, if these or the standard conditions in question come to be modified, be construed, so far as the context permits, as a reference to the corresponding provision of these or the standard conditions in question as modified.

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

Special Condition B: Submission of certain agreements

1. The licensee shall not make an amendment to a specified agreement or enter into any agreement which amends a specified agreement except with the prior written approval of the Authority.

2. The licensee shall comply with the relevant provisions of the nuclear energy agreement.

3.    For the purposes of this Special Condition:

      "specified agreements"                     means agreements relating to
                                                 the following matters, namely:

                                                   (a) the provision by the
                                                       licensee to SSE Energy
                                                       Supply Limited of 576MW
                                                       of capacity from the
                                                       Longannet and Cockenzie
                                                       Power Stations;

                                                   (b) the provision by SSE
                                                       Energy Supply Limited to
                                                       the licensee of 200 MW of
                                                       hydro-generated capacity;

                                                   (c) the provision by SSE
                                                       Energy Supply Limited to
                                                       the licensee of a 50%
                                                       share of the capacity of
                                                       Peterhead Power Station
                                                       (including rights and
                                                       obligations relative to
                                                       the consumption of
                                                       electricity generated
                                                       from 50% (or 70% in peak
                                                       periods) of the gas
                                                       supplied to Peterhead
                                                       Power Station from the
                                                       Miller Field);

                                                   (d) the provision by Scottish
                                                       Nuclear Limited to the
                                                       licensee and SSE Energy
                                                       Supply Limited (in the
                                                       respective proportions of
                                                       74.9% and 25.1%) of all
                                                       electricity generated by
                                                       Scottish Nuclear Limited
                                                       from the nuclear stations
                                                       at Hunterston and Torness
                                                       (net of electricity
                                                       consumed by such stations
                                                       themselves).

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

      "amendment"                              in relation to any agreement
                                               shall (without limiting the
                                               generality) include the making,
                                               entering into and granting of:

                                               (a)   any agreement which
                                                     terminates, extends the
                                                     duration of, varies or has
                                                     the effect of affecting in
                                                     any other way any right
                                                     and/or obligation (or the
                                                     enforceability of any right
                                                     and/or obligation) of any
                                                     person under the first
                                                     mentioned agreement; and

                                               (b)   any waiver or purported
                                                     waiver (whether or not
                                                     constituted or evidenced by
                                                     any written document, and
                                                     whether express, implied or
                                                     otherwise) of any right of
                                                     any person under that
                                                     agreement.

      "agreement"                              includes any contract or
                                               arrangement (whether or not
                                               constituted or evidenced by any
                                               written document).

      "nuclear energy agreement"               means the specified agreement
                                               relating to the matter referred
                                               to in sub-paragraph (d) of the
                                               definition of "specified
                                               agreements" as amended from time
                                               to time with the approval of the
                                               Authority given pursuant to this
                                               Condition.

      "relevant provisions of the nuclear      means such provisions of the
      energy agreement"                        nuclear energy agreement as are
                                               set out in a notice designated by
                                               the Secretary of State for the
                                               purpose of this Condition which
                                               is given to the Licensee not
                                               later than 60 days after: (i) the
                                               date on which the nuclear energy
                                               agreement is submitted to the
                                               Authority pursuant to paragraph 1
                                               of condition 7 (Submission of
                                               certain agreements), Part II, of
                                               the Composite Licence of
                                               ScottishPower in force as at 27
                                               September 2001; or (ii) (if the
                                               nuclear energy agreement is
                                               entered into and submitted
                                               pursuant to paragraph 2 of
                                               condition

                                               7 (Submission of certain
                                               agreements), Part II, of the
                                               Composite Licence of
                                               ScottishPower in force as at 27
                                               September 2001) the date on which
                                               it is submitted to the Authority
                                               pursuant to that paragraph, and
                                               such provisions shall have effect
                                               as if they were set out in this
                                               Condition.

                                   SCHEDULE 1

                                 SPECIFIED AREA

                                  Great Britain

                                   SCHEDULE 2

                                   REVOCATION

1. The Authority may at any time revoke the licence by giving no less than 30 days' notice (24 hours' notice, in the case of a revocation under sub-paragraph 1(g)) in writing to the licensee:

      (a) if the licensee agrees in writing with the Authority that the licence should be revoked;

      (b) if any amount payable under standard condition 4 (Payments by Licensee to the Authority) is unpaid 30 days after it has become due and remains unpaid for a period of 14 days after the Authority has given the licensee notice that the payment is overdue - provided that no such notice shall be given earlier than the sixteenth day after the day on which the amount payable became due;

      (c)  if the licensee fails:

           (i) to comply with a final order (within the meaning of section 25 of the Act) or with a provisional order (within the meaning of that section) which has been confirmed under that section and (in either case) such failure is not rectified to the satisfaction of the Authority within three months after the Authority has given notice in writing of such failure to the licensee - provided that no such notice shall be given by the Authority before the expiration of the period within which an application under section 27 of the Act could be made questioning the validity of the final or provisional order or before the proceedings relating to any such application are finally determined; or

           (ii) to pay any financial penalty (within the meaning of section 27A of the Act) by the due date for such payment and such payment is not made to the Authority within three months after the Authority has given notice in writing of such failure to the licensee - provided that no such notice shall be given by the Authority before the expiration of the period within which an application under section 27E of the Act could be made questioning the validity or effect of the financial penalty or before the proceedings relating to any such application are finally determined;

      (d)  if the licensee fails to comply with:

             (i) an order made by the Secretary of State under section 56, 73, 74 or 89 of the Fair Trading Act 1973; or

             (ii) an order made by the court under section 34 of the Competition
                  Act 1998.
      (e)  if the licensee ceases to carry on the generation business;

      (f) if the licensee has not commenced carrying on the generation business within 5 years of the date on which the licence comes into force;

      (g)  if the licensee:

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

           (i)   is unable to pay its debts (within the meaning of section 123
                 (1) or (2) of the Insolvency Act 1986, but subject to paragraphs 2 and 3 of this schedule) or has any voluntary arrangement proposed in relation to it under section 1 of that Act or enters into any scheme of arrangement (other than for the purpose of reconstruction or amalgamation upon terms and within such period as may previously have been approved in writing by the Authority);

           (ii) has a receiver (which expression shall include an administrative receiver within the meaning of section 251 of the Insolvency Act 1986) of the whole or any material part of its assets or undertaking appointed;

           (iii) has an administration order under section 8 of the Insolvency Act 1986 made in relation to it;

           (iv) passes any resolution for winding-up other than a resolution previously approved in writing by the Authority; or

           (v) becomes subject to an order for winding-up by a court of competent jurisdiction; or

      (h)  if the licensee is convicted of having committed an offence under section 59 of the Act in making its  application for the licence.

2. For the purposes of sub-paragraph 1(g)(i), section 123(1)(a) of the Insolvency Act 1986 shall have effect as if for "(pound)750" there was substituted "(pound)100,000" or such higher figure as the Authority may from time to time determine by notice in writing to the licensee.

3. The licensee shall not be deemed to be sunable to pay its debts for the purposes of sub-paragraph 1(g)(i) if any such demand as is mentioned in section 123(1)(a) of the Insolvency Act 1986 is being contested in good faith by the licensee with recourse to all appropriate measures and procedures or if any such demand is satisfied before the expiration of such period as may be stated in any notice given by the Authority under paragraph 1.

                                       88